CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                   EXHIBIT 10.33


                      AMENDMENT TO COLLABORATION AGREEMENT
                                      AMONG
                             COR THERAPEUTICS, INC.,
                              SCHERING CORPORATION
                                       AND
                              SCHERING-PLOUGH, LTD.
                              DATED APRIL 10, 1995



        THIS AMENDMENT ("Amendment") effective as of the last date set forth below (the "Amendment Effective Date"), to the Collaboration Agreement by and among COR THERAPEUTICS, INC., a Delaware corporation ("COR"), SCHERING CORPORATION, a New Jersey corporation ("Schering") and SCHERING-PLOUGH, LTD., a corporation organized under the laws of Switzerland ("Schering Ltd.") dated April 10, 1995 (the "Agreement") is entered into by and between the parties hereto with reference to the facts below. Schering and Schering Ltd. are referred to herein collectively as "Schering". Terms with initial capitals, which are not specifically defined in this Amendment, shall have the defined meaning set forth in the Agreement.

        WHEREAS, Section 4.1(a) of the Agreement grants the right to COR to Co-Promote with Schering, on a country-by-country basis, in each country in the Co-Promotion Territory each Co-Developed Product following Regulatory Approval, subject to the time periods set forth in Section 4.1(a) and the sales effort requirements and limitations set forth in Section 5.5(a);

        WHEREAS, Section 9.7 of the Agreement provides for certain payments of royalties to COR from Schering based on Royalty-Bearing Sales of Integrelin Products in the Co-Promotion Territory;

        WHEREAS, Section 9.4 of the Agreement provides for reporting of Net Sales and Allowable Expenses incurred by each Party for all Co-Promoted Products during a calendar quarter. In addition, within 45 days after the end of each calendar quarter, the Party booking sales is required to pay to the other Party such other Party's Allowable Expenses incurred during such quarter;

        WHEREAS, Section 7.5 of the Agreement provides in part that Schering shall advance specified percentages of the invoiced amounts payable by COR to Third Parties for the manufacture of bulk Integrelin and finished Integrelin Product; and

        WHEREAS, the Parties wish to amend the Agreement to extend the Schering exclusivity period set forth in Section 4.1(a), to modify COR's Sales Efforts set forth in Section 5.5(a), to modify the royalties set forth in Section 9.7 relating to the Co-Promotion Territory, to modify the time period set forth in
Section 9.4 within which to pay for Allowable Expenses, to modify the


                    [*] =  Confidential Treatment Requested

                                       1.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

amount Schering is required to advance to COR for the manufacture of bulk and finished Integrelin Product and to amend certain other provisions in the Agreement in order to achieve consistency with the objectives of this Amendment;

        WHEREAS, Section 18.1 provides for amendment, change or addition to the Agreement if reduced to writing and signed by an authorized officer of each Party.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations below, the Parties agree as follows:

I.      EXTENSION OF EXCLUSIVITY PERIOD

        The Parties agree that Section 4.1(a) shall be amended by deleting it in its entirety and replacing Section 4.1(a) with the following:

               "Subject to the terms and conditions of this Agreement, COR will have the right to Co-Promote with Schering, on a country-by-country basis, in each country in the Co-Promotion Territory each Co-Developed Product following Regulatory Approval, provided, however, that COR's right to Co-Promote each Co-Developed Product in any country of Europe shall commence, on a country-by-country basis, on the [*] of Schering's commercial launch of the first Integrelin Product in such country."

II.     MODIFICATION OF SALES REPRESENTATIVES' EFFORTS

        The parties agree that Section 5.5(a)(ii) shall be amended to delete the first sentence of the subsection in its entirety and replace it with the following:

               "(ii) COR's contribution of Sales Representative Efforts in each country of Europe shall be limited to [*] of the total level of Sales Representative Efforts in that country in the first year of Co-Promotion in the applicable country (as provided in Section 4.1(a)) and Schering's contribution of Sales Representative Efforts in such country during such year shall be at least [*] of the total; COR's contribution of Sales Representative Efforts in each country of Europe shall be limited to [*] of the total level of Sales Representative Efforts in that country in the second year of Co-Promotion in the applicable country and in subsequent years, and Schering's contribution of Sales Representative Efforts in such country during such year and in subsequent years shall be at least [*] of the total"

        The remainder of Section 5.5(a)(ii) shall remain unchanged.

        In addition, the Parties agree that the last sentence of Section 5.5(a) shall be deleted in its entirety.

III.    ROYALTIES

        The Parties agree that Section 9.7 shall be amended to add the following two sentences immediately after the table setting forth the dollar amounts and royalty rate:


                    [*] =  Confidential Treatment Requested

                                       2.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               "provided, however, that the royalty rate shall be [*] in the Co-Promotion Territory (except for [*]) until the end of the exclusivity period set forth in Section 4.1(a). Following the termination of the exclusivity period provided for in Section 4.1(a), the royalties in the Co-Promotion Territory (except for [*]) shall be increased to [*] except in countries where COR is Co-Promoting the Integrelin Product, in which case COR shall be compensated under Section 9.2."

        The remainder of Section 9.7 shall remain unchanged.

IV.     RECEIVABLES MANAGEMENT

        The Parties agree that Section 9.4(a) shall be amended by deleting it in its entirety and replacing Section 9.4(a) with the following:

               "Within 30 days after the end of each calendar quarter, each Party shall report to the other Party with regard to Net Sales and Allowable Expenses incurred by such Party for all Co-Promoted Products during such quarter. Except as provided in paragraph (b) below, no later than [*] prior to the end of each calendar quarter, the Party booking sales shall, on an [*], pay to the other Party [*] of the total amount of such other Party's Allowable Expenses incurred during such quarter and its share of Sales Allocation and Co-Development Allocation for such quarter for all such Co-Promoted Products, all in the relevant countries in the Co-Promotion Territory, pursuant to the following procedure: (1) Each Party incurring the Allowable Expenses shall submit to the other Party, by the [*] of the [*] of each calendar quarter, [*] allowable Expenses incurred for [*] and the [*] Allowable Expenses for the [*] of the applicable calendar quarter (e.g., For the calendar quarter ending [*], each Party shall submit to the other Party, no later than [*] Allowable Expenses through [*], respectively, and an [*] Allowable Expenses through [*]); (2) Each Party would review the other Party's submission and the Party recording sales shall pay to the other Party [*] amount of such Party's submitted Allowable Expenses and its [*] of Sales Allocation and Co-Development Allocation for such quarter no later than [*] (e.g. When the incurring Party makes its submissions no later than [*], the Party recording sales shall pay the incurring Party no later than [*]); (3) Each Party shall submit to the other Party [*] Allowable Expenses for the applicable calendar quarter no later than the end of the [*] following such quarter (e.g., [*] Allowable Expenses for the quarter ending [*] to be submitted no later than [*]); (4) The Parties shall [*] for the previous quarter no later than the [*] month of the [*] (e.g., [*] of the calendar quarter ending [*] and [*] shall occur no later than [*]). Schering and COR acknowledge and agree that the [*] for the payment made pursuant to this Section 9.4(a) is being provided for [*] and [*] to any Third Party in any way. Such [*] information shall be deemed to be "Confidential Information" under the Agreement, subject to all applicable terms and provisions relating thereto. In the event of termination of the foregoing receivables management provision, either by reason of time (under new Section 7.5, as amended herein) or a [*] (as defined herein), Section 9.4(a) shall be [*] although the Parties shall complete the [*] of payments for any quarters when the revised Section 9.4(a) was in effect."



                    [*] =  Confidential Treatment Requested

                                       3.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


V.      INVENTORY MANAGEMENT

        The Parties agree that Section 7.5 shall be amended by deleting Section 7.5(a) and 7.5(b)(i)-(iii), and replacing such Sections with the following text. The Parties further agree that current Section 7.5(b)(iv) shall be redesignated as Section 7.5(h), current Section 7.5(c) shall re redesignated as Section 7.5(i), and the Current Section 7.5(d) shall be redesignated as Section 7.5(i).

               "7.5  INVENTORY

               (a) The Parties agree that, pursuant to Section 2.2, the JSC is permitted to establish a subcommittee (which may or may not include members of the JSC itself) to oversee particular activities and such subcommittee shall be constituted and operate as the JSC agrees. The Parties anticipate that promptly following the Amendment Effective Date the JSC shall establish a Joint Production Committee ("JPC") which shall coordinate material management, establish accounting for inventory of both bulk and finished Integrelin Product, all in accordance with the terms, conditions and obligations set forth in Sections 7.5(b)-(g).

               (b) The JPC shall meet quarterly to provide the JSC with recommendations pertaining to the production strategies for production of Integrelin Product. The participants and full responsibilities of the JPC shall be determined by the JSC but the JPC shall at least consist of representatives from the following disciplines at Schering and corresponding counterparts at COR: Domestic and Global Marketing, Finance, and Production Planning. The responsibilities of the JPC shall include, without limitation, the following:

                      (i) Recommend to the JSC production requirements based on sales forecast and inventory;

                      (ii) Recommend to the JSC future order amounts prior to making any commitments to third party suppliers;

                      (iii) Recommend to the JSC product sourcing strategies among available suppliers;

                      (iv) Determine the [*] of both bulk Integrelin and finished Integrelin Product (This will be established on an annual basis. [*] for the following year shall be determined at the third quarterly meeting of the current year);

                      (v) Reconcile and determine [*] that Schering provides COR, calculated as set forth in Section 7.5(d); and

                      (vi) Recommend to the JSC an Integrelin Product allocation between domestic, international, and clinical [*].

               (c) To commence the [*] process as set forth in Section 7.5(d), Schering shall pay COR, at [*] for Integrelin Product that is in Schering's possession as of [*]. In


                    [*] =  Confidential Treatment Requested

                                       4.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


        addition, Schering shall pay COR an amount which increases Schering's existing [*] to [*] of the ending balance of "COR's Inventory" (as defined in Section 7.5(g)) as of [*]. As [*] are made, Schering (at its own expense) shall be [*] in all of [*] for the [*] under Sections 7.5(c) and 7.5(d) (the [*]). Schering shall make the payment under this
        Section 7.5(c) within [*] days of receipt from COR of a report detailing "COR's Inventory" as defined in Section 7.5(g).

               (d) To support COR's ongoing inventory investment, Schering shall provide COR with a [*] for materials purchased under the approved JSC/JPC production plan, calculated as follows:

                      (i) From [*], for the inventory investment related to the Integrelin Product for use in the Co-Promotion Territory and the Royalty Territory (including [*]), the amount of [*] made to COR shall equal the sum of (A) [*], and (B) [*]. The [*] balance shall be adjusted on a quarterly basis, according to the change in the ending balance of "COR's Inventory" as of the last day of each of the following months: January, April, July and October. Any adjustment to the [*] balance shall be made within [*] days of Schering's receipt from COR of a report detailing "COR's Inventory" (as defined in Section 7.5(g)). [*] or [*] as applicable.

                      (ii) After [*], for the inventory investment related to the Integrelin Product for use in [*] and the Royalty Territory, [*] and no later than [*] COR shall [*] for use in the [*]. In addition, after COR's [*] as provided in this Section 7.5(d)(ii), Schering shall do all acts that may be necessary or appropriate to [*] in "COR's Inventory".

                      (iii) After [*], until COR has commenced Co-Promotion in at least [*], Schering shall continue to provide [*] to COR at the rate shown in 7.5(d)(i), for the inventory investment related to the Integrelin Product for use in Co-Promotion Territory (other than [*]). After COR has commenced Co-Promotion in at least [*] shall be provided by Schering. Within [*] days after COR has commenced Co-Promotion in at least [*], COR shall [*] to Schering the [*] for use in the Co-Promotion Territory. In addition, after COR's [*] as provided in this Section 7.5(d)(iii) Schering shall do all acts that may be necessary or appropriate to [*] in "COR's Inventory".

        The Parties acknowledge and agree that any [*] relating to inventory made by Schering to COR prior to [*]. Upon termination of the [*] arrangement set forth in Section 7.5(d)(ii) and 7.5(d)(iii), the Parties agree that the terms and provisions of Section 9.4(a) as set forth in the [*] and [*].

               (e) Upon shipment to Schering of any Integrelin Product, title to such Integrelin Product shall be transferred over to Schering and COR shall bill Schering and Schering shall pay COR within [*] after receipt of COR's invoice for such Integrelin Product based on the predetermined [*] by the JPC.


                    [*] =  Confidential Treatment Requested

                                       5.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


               (f) Any manufacturing variances will be reconciled on a quarterly basis, and shall be considered as Allowable Expenses in the quarterly settlement.

               (g) For purposes of this Agreement, "COR's Inventory" shall mean the following each as authorized by the JSC:

                      (i) Prepayments made by COR to suppliers for future orders of bulk and finished Integrelin Product;

                      (ii) Bulk and finished Integrelin Product in stock; and

                      (iii) Bulk and finished Integrelin Product owned by COR at suppliers' or Third Party warehouse."

VI.     MISCELLANEOUS

        A. The Parties agree that promptly after the Amendment Effective Date, but in no event later than 45 days after the Amendment Effective Date, operational representatives of both Schering and COR shall meet in good faith [*] in a timely manner [*], including but not limited to, [*].

        B. Promptly after the Amendment Effective Date, the Parties shall prepare and execute [*]. Each Party shall bear its own expenses in the preparation of such agreement, but Schering shall reimburse COR for any out-of-pocket expenses incurred in [*] (other than the fees and expenses of COR's counsel, which shall be borne by COR).

        C. In the event of any Change of Control of COR, whether in a merger, sale of stock, sale of assets or other transaction, then the [*]. In that event, Sections 7.5(b), (e), (f), (g), (h), (i) and (j) [*], and [*] set forth in this Amendment. For purposes of this paragraph, a "Change of Control" of COR shall have the meaning set forth in Exhibit 1 attached hereto and incorporated hereby. In the event of an acquisition, whether by merger, sale of stock, sale of assets or other transaction, which does not meet the definition of a Change of Control of COR, [*].

        D. Each Party agrees to act in good faith and do all other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Amendment.

        E. This Amendment has been prepared jointly and shall not be strictly construed against either Party.

        F. The terms, conditions and existence of this Agreement shall be treated by the Parties on a confidential basis, subject to Section 13.3 of the Agreement ("Publicity") and subject further to appropriate disclosure to employees and shareholders of Schering-Plough Corporation (the corporate parent of Schering) and its Affiliates and/or COR, or as otherwise required by law. Each of Schering and COR agrees to coordinate both the timing and content of any public announcements relating to this Amendment and any such public announcements shall be subject to the review and approval of the Parties prior to public disclosure.


                    [*] =  Confidential Treatment Requested

                                       6.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


        G. This Amendment to the extent set forth herein, amends, modifies and supplements the Agreement. This Amendment contains the entire agreement between the Parties hereto, and the terms of this Amendment are contractual and not a mere recital. Except as expressly modified herein, all of the terms and provisions of the Agreement remain in full force and effect and cannot be amended, modified or changed in any way whatsoever except by a written instrument duly executed by the Parties hereto.





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                    [*] =  Confidential Treatment Requested

                                       7.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


        IN WITNESS WHEREOF, the Parties have executed this Amendment by their authorized officers effective as of the last date below.

SCHERING CORPORATION                              COR THERAPEUTICS, INC.



By: /s/ Thomas C. Lauda                      By:  /s/ Laura S. Brege
   ------------------------------------          ------------------------------
        Thomas C. Lauda                             Laura S. Brege

        Title: Executive Vice President             Title: Senior Vice President

Date: 12/23/98                               Date: 12/23/98
     ----------------------------------           ------------------------------


SCHERING PLOUGH LTD.



By: /s/ Thomas C. Lauda
   ------------------------------------
        Thomas C. Lauda
        Title: Manager (Director)

Date: 12/23/98
     ----------------------------------


                    [*] =  Confidential Treatment Requested

                                       8.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                 EXHIBITS INDEX


                                    EXHIBIT 1



        For purposes of this Amendment, "Change of Control" shall mean:

    [*]



                    [*] =  Confidential Treatment Requested